Exhibit 10-1
EXECUTION VERSION

AMENDMENT NO. 1 TO CREDIT AGREEMENT AND WAIVER

AMENDMENT NO. 1 TO CREDIT AGREEMENT AND WAIVER (this “Agreement”), dated as of March 3, 2017, among NORTHSTAR HEALTHCARE ACQUISITIONS, L.L.C., a Delaware limited liability company (the “Borrower”), NOBILIS HEALTH CORP., a British Columbia corporation (the “Parent”), NORTHSTAR HEALTHCARE HOLDINGS, INC., a Delaware corporation (“Holdings”), the other Loan Parties (as defined in the Credit Agreement (defined below)) party hereto, LEGACYTEXAS BANK in its capacity as LC Issuing Lender (“LegacyTexas”), COMPASS BANK (in its individual capacity, “Compass Bank”) in its capacity as Swingline Lender, LC Issuing Lender and administrative agent (the “Administrative Agent”) and the Lenders (defined below) party hereto. Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided to such terms in the Credit Agreement referred to below.

W I T N E S S E T H:

WHEREAS, the Borrower, the Parent, Holdings, the other Loan Parties party thereto, the lenders party thereto (the “Lenders”), the Administrative Agent and the other parties thereto have entered into that certain Credit Agreement, dated as of October 28, 2016 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”).

WHEREAS, the Borrower has informed the Administrative Agent that it has, or intends to, consummate the acquisition (the “Hamilton Acquisition”) pursuant to which the Borrower shall purchase from Hamilton Physician Services, LLC, a Texas limited liability company and Carlos R. Hamilton, III, M.D., P.A. a Texas Professional Association (collectively, the “Sellers”) substantially all of the assets, and certain specified liabilities, of the independent, vascular medical practice focused on the diagnosis and treatment of venous disease with eight clinic locations located in the Houston, Austin, and San Antonio, Texas.

WHEREAS, the Borrower has also informed the Administrative Agent that (a) an Event of Default has occurred and is continuing as a result of its failure to deliver the projections within the time required by Section 6.1(c) of the Credit Agreement (the “Existing Event of Default”), (b) it will not be able to demonstrate compliance on a Pro Forma Basis with the necessary Consolidated Leverage Ratio for the period of four consecutive fiscal quarters of Parent ended September 30, 2016 (the most recent fiscal quarter end for which financial statements have been delivered) as required for the Hamilton Acquisition (pursuant to clause (d)(i) of the definition of Permitted Acquisition) (the “Pro Forma Leverage Requirement”) and (c) it is requesting a waiver with respect to the Existing Event of Default and the Pro Forma Leverage Requirement, along with certain other amendments to the Credit Agreement as set forth herein.

WHEREAS, subject to the terms and conditions of this Agreement, the Administrative Agent and the Lenders party hereto are willing to (a) waive the Existing Event of Default, (b) waive the Pro Forma Leverage Requirement in connection with the Hamilton Acquisition and (c) amend the Credit Agreement as set forth below.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

SECTION 1. Amendments to Credit Agreement. Effective as of the First Amendment Effective Date (as defined in Section 5 below) and subject to the terms and conditions set forth herein and in reliance upon representations and warranties set forth herein, the Credit Agreement is hereby amended as follows:

(a)The following definitions in Section 1.1 of the Credit Agreement are hereby amended by deleting each such definition in its entirety and replacing it with the following in lieu thereof:

“Applicable Margin” means (a) from the Closing Date to the first Business Day immediately following the date on which the Administrative Agent receives a Compliance Certificate pursuant to Section 6.2(a) from Parent for the fiscal quarter ending March 31, 2017, 3.00% per annum for Base Rate Loans, 4.00% per annum for Eurodollar Rate Loans, 4.00% for LC Fees, and 0.500% per annum for the Commitment Fee and (b) thereafter, the applicable percentage per annum set forth below determined by reference to the Consolidated Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.2(a):

Level	Consolidated Leverage Ratio	Base Rate Margin	LIBOR Margin	Commitment Fee Rate
1	Less than 1.00 to 1.00	2.00%	3.00%	0.375%
2	Less than 1.75 to 1.00 but greater than or equal to 1.00 to 1.00	2.25%	3.25%	0.375%
3	Less than 2.50 to 1.00 but greater than or equal to 1.75 to 1.00	2.50%	3.50%	0.450%
4	Less than 3.00 to 1.00 but greater than or equal to 2.50 to 1.00	2.75%	3.75%	0.500%
5	Greater than or equal to 3.00 to 1.00	3.00%	4.00%	0.500%

Any increase or decrease in the Applicable Margin resulting from a change in the Consolidated Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.2(a); provided that if a Compliance Certificate is not delivered when due in accordance with such Section, then, upon the request of the Required Revolving Lenders, Pricing Level 5 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and shall remain in effect until the date on which such Compliance Certificate is delivered. Notwithstanding anything to the contrary contained in this definition, the determination of the Applicable Margin for any period shall be subject to the provisions of Section 1.8.

“Consolidated Fixed Charge Coverage Ratio” means, as of any date of determination, the ratio of (a)(i) Consolidated EBITDAR for the most recently completed period of four consecutive fiscal quarters of Parent less (ii) the sum of (x) Capital Expenditures made during such period and (y) Federal, state, local and foreign income taxes paid in cash during such period (other than (A) any amount of such taxes paid on behalf of any third-party, to the extent that any Loan Party is reimbursed for any such amount by such third-party and (B) any amount of such taxes that are returned or refunded by any applicable Governmental Authority to any Loan Party) to (b) Consolidated Fixed Charges plus Consolidated Rental Expense, in each case of Parent and its Subsidiaries on a consolidated basis for such period.

“Consolidated Fixed Charges” means, for any period, for Parent and its Subsidiaries on a consolidated basis, without duplication, the sum of: (a) Consolidated Interest Charges paid or payable in cash, (b) scheduled principal payments with respect to Indebtedness (without giving effect to any reduction of such scheduled principal payments due hereunder due to voluntary prepayments of the Term Loans pursuant to Section 2.5(a)), and (c) Restricted Payments (excluding Permitted Tax Distributions) made to owners of Equity Interests other than Restricted Payments made to the Borrower or a Subsidiary or payable solely in the common stock or other common Equity Interests of such Person.

“Interest Period” means, as to each Eurodollar Rate Loan, the period commencing on the date such Eurodollar Rate Loan is disbursed or converted to or continued as a Eurodollar Rate Loan and ending on the date one, two, three, six months (and subject to availability to all applicable Lenders, twelve months or less) thereafter as selected by the Borrower in its Loan Notice; provided that:

(a)    any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless, in the case of a Eurodollar Rate Loan, such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;

(b)    any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

(c)    no Interest Period shall extend beyond the Maturity Date of the Facility under which such Loan was made.

(b)The definition of “Permitted Acquisition” in Section 1.1 of the Credit Agreement is hereby amended by (i) deleting “and” at the end of clause (g) of such definition; (ii) deleting the period at the end of clause (h) of such definition and replacing it with “; and” in lieu thereof; and (iii) adding a clause (i) at the end of such definition to read in its entirety as set forth below:

“(i) with respect to any Acquisition which is closing during the 2017 fiscal year, Required Lender approval and consent (such approval and consent not to be unreasonably withheld or delayed).”

(c)Section 2.2(a) of the Credit Agreement is hereby amended by deleting such section in its entirety and replacing it with the following in lieu thereof:

“(a) Each Term Loan Borrowing, each Revolving Credit Borrowing, each conversion of Term Loans or Revolving Credit Loans from one Type to the other, and each continuation of Eurodollar Rate Loans shall be made upon the Borrower’s irrevocable written notice to the Administrative Agent in the form of a Loan Notice, which notice must be received by the Administrative Agent not later than 11:00 a.m. (i) three Business Days prior to the requested date of any Borrowing of, conversion to or continuation of Eurodollar Rate Loans or of any conversion of Eurodollar Rate Loans to Base Rate Loans, and (ii) on the requested date of any Borrowing of Base Rate Loans. Except as otherwise agreed by the Administrative Agent and except in connection with any automatic conversion or continuation provided in this Section 2.2(a), each Borrowing of, conversion to or continuation of Eurodollar Rate Loans shall be in a principal amount of $1,000,000 or a whole multiple of $100,000 in excess thereof. Except as provided in Sections 2.3(c) and 2.4(c), except as otherwise agreed by the Administrative Agent and except in connection with any automatic conversion or continuation provided in this Section 2.2(a), each Borrowing of or conversion to Base Rate Loans shall be in a principal amount of $1,000,000 or a whole multiple of $100,000 in excess thereof. Each Loan Notice shall specify (i) whether the Borrower is requesting a Term Loan Borrowing, a Revolving Credit Borrowing, a conversion of Term Loans or Revolving Credit Loans from one Type to the other, or a continuation of Eurodollar Rate Loans, (ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Loans to be borrowed, converted or continued, (iv) the Type of Loans to be borrowed or to which existing Term Loans or Revolving Credit Loans are to be converted and (v) if applicable, the duration of the Interest Period with respect thereto. If the Borrower fails to specify a Type of Loan in a Loan Notice for Revolving Credit Loans or if the Borrower fails to give a timely notice requesting a conversion or continuation of Revolving Credit Loans, then the applicable Revolving Credit Loans shall be made as, or converted to, Base Rate Loans. If the Borrower fails to give a timely notice requesting a conversion or continuation of a Term Loan that is a Eurodollar Rate Loan, then (x) if no Default has then occurred and is continuing, the applicable Term Loan shall be continued as a Eurodollar Rate Loan with an Interest Period of three months and (y) if a Default has then occurred and is continuing, the applicable Term Loan shall be converted to a Base Rate Loan. Any such automatic conversion or continuation of Eurodollar Rate Loans referred to in either of the immediately two preceding sentences shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Eurodollar Rate Loans. If the Borrower requests a Borrowing of, conversion to, or continuation of Eurodollar Rate Loans in any such Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of three months. Notwithstanding anything to the contrary herein, a Swingline Loan may not be converted to a Eurodollar Rate Loan. Notwithstanding the foregoing, if the Borrower wishes to request Eurodollar Rate Loans having an Interest Period other than one, two, three or six months in duration as provided in the definition of “Interest Period,” the applicable Loan Notice must be received by the Administrative Agent not later than 11:00 a.m. four Business Days prior to the requested date of such Borrowing, conversion or continuation, whereupon the Administrative Agent shall give prompt notice to the applicable Lenders of such request and determine whether the requested Interest Period is acceptable to all of them. Not later than 11:00 a.m., three Business Days before the requested date of such Borrowing, conversion or continuation, the Administrative Agent shall notify the Borrower (which notice may be by telephone) whether or not the requested Interest Period has been consented to by all the Lenders.”

(d)Section 6.1 of the Credit Agreement is hereby amended by (i) deleting “and” at the end of clause (b); (ii) deleting the period at the end of clause (c) and replacing it with “; and” in lieu thereof; and
(iii) adding a clause (d) to read in its entirety as set forth below:

“(d) as soon as available and in any event no later than forty-five (45) days after the last day of each quarter end in the 2017 fiscal year, (i) a comparison, in reasonable detail satisfactory to Administrative Agent, of the consolidated financial performance of Parent (and its Subsidiaries) for the then ended fiscal quarter to quarterly projections for the then ended fiscal quarter (based on the monthly projections delivered by Borrower pursuant to clause (c) above), together with a management discussion and analysis report, in reasonable detail, signed by the chief financial officer or chief accounting officer of Parent and (ii) revised projections of the Parent (and its Subsidiaries) consolidated for the 2017 fiscal year on a quarterly basis including the actual financial performance of Parent (and its Subsidiaries) to date, together with a management discussion and analysis report, in reasonable detail, signed by the chief financial officer or chief accounting officer of Parent, describing the projected operations and financial condition of the Parent and its Subsidiaries for such periods.”

(e)Section 7.11(a) of the Credit Agreement is hereby amended by deleting such section in its entirety and replacing it with the following in lieu thereof (it being understood that no independent reporting or testing of the Consolidated Leverage Ratio for the fiscal quarter ended September 30, 2016 shall be required pursuant to Section 7.11(a) of the Credit Agreement, but that any test or measurement that requires compliance with the Consolidated Leverage Ratio then in effect prior to the date of delivery of the financial statements for the fiscal year ended December 31, 2016 shall utilize the September 30, 2016 level set forth below):

“(a) Consolidated Leverage Ratio. The Loan Parties shall not permit the Consolidated Leverage Ratio as of the last day of any fiscal quarter (starting with the fiscal quarter ending on December 31, 2016) as set forth below to be greater than the maximum ratio set forth in the table below opposite such date:

Measurement Period	Maximum Consolidated Leverage Ratio
September 30, 2016 through and including September 30, 2017	3.75 to 1.00
December 31, 2017	3.00 to 1.00
March 31, 2018 through and including September 30, 2018	2.75 to 1.00
December 31, 2018 through and including September 30, 2019	2.50 to 1.00
December 31, 2019 through and including September 30, 2020	2.25 to 1.00
December 31, 2020 and the last day of each fiscal quarter thereof	2.00 to 1.00

Notwithstanding the covenant levels set forth in above, at the election of the Borrower given in writing to the Administrative Agent in connection with a Material Acquisition, commencing with the fiscal quarter during which such Material Acquisition is consummated, the Consolidated Leverage Ratio shall be subject to a covenant adjustment (“Covenant Holiday”). If so elected, (i) the maximum Consolidated Leverage Ratio during the Covenant Holiday shall be equal to the applicable requirement set forth above plus 0.25, (ii) the period of each Covenant Holiday shall last no longer than three fiscal quarters (or such shorter period as Borrower may request), (iii) there shall be at least one fiscal quarter between Covenant Holidays, and (iv) there shall be no more than two Covenant Holidays during the term of this Agreement. After the period of each Covenant

Holiday, the maximum permitted Consolidated Leverage Ratio shall be as set forth in the table above.”

(f)Section 7.11(b) of the Credit Agreement is hereby amended by deleting such section in its entirety and replacing it with the following in lieu thereof (it being understood that no independent reporting or testing of the Consolidated Fixed Charge Coverage Ratio for the fiscal quarter ended September 30, 2016 shall be required pursuant to Section 7.11(b) of the Credit Agreement, but that any test or measurement that requires compliance with the Consolidated Fixed Charge Coverage Ratio then in effect prior to the date of delivery of the financial statements for the fiscal year ended December 31, 2016 shall utilize the September 30, 2016 level set forth below):

“(b) Consolidated Fixed Charge Coverage Ratio. The Loan Parties shall not permit the Consolidated Fixed Charge Coverage Ratio as of the last day of any fiscal quarter (starting with the fiscal quarter ending on December 31, 2016) as set forth below to be less than the minimum ratio set forth in the table below opposite such date:

Measurement Period	Minimum Consolidated Fixed Charge Coverage Ratio
September 30, 2016 through and including June 30, 2017	1.15 to 1.00
September 30, 2017	1.25 to 1.00
December 31, 2017	1.50 to 1.00
March 31, 2018 and the last day of each fiscal quarter thereof	2.00 to 1.00

SECTION 2. Interest Payment Date of Term Loan. On the Closing Date, the Borrower borrowed the Term Loan at Base Rate. On or about January 19, 2017, Borrower converted the Term Loan to a Eurodollar Rate Loan with a three month Interest Period, with a termination date and an Interest Payment Date of April 19, 2017 (the “Existing Eurodollar Rate Term Loan”). Effective as of the First Amendment Effective Date and subject to the terms and conditions set forth herein, the Interest Period for the Existing Eurodollar Rate Term Loan shall be extended to terminate on June 30, 2017 with an Interest Payment Date of June 30, 2017.

SECTION 3. Waivers. Effective as of the First Amendment Effective Date and subject to the terms and conditions set forth herein and in reliance upon representations and warranties set forth herein, the parties hereto agree to (a) waive the Existing Event of Default and (b) waive the Pro Forma Leverage Requirement in connection with the Hamilton Acquisition. Except as expressly set forth herein, (i) this Agreement shall not, by implication or otherwise, limit, impair, constitute a consent to, a waiver of, or otherwise affect the rights and remedies of the Administrative Agent, the Lenders and the other Secured Parties under the Credit Agreement or any of the other Loan Documents and (ii) nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

SECTION 4. Consent to Hamilton Acquisition. After giving effect to the waiver of the Pro Forma Leverage Requirement set forth in Section 3 above, each Lender signatory hereto consents to the Hamilton Acquisition; provided, that: (a) the Hamilton Acquisition is consummated on or prior to May 1, 2017; (b) the aggregate consideration paid by the Borrower in connection with the Hamilton Acquisition is not greater than $13,400,000, of which not less than $5,000,000 shall consist of unsecured

Subordinated Indebtedness (a copy of which is attached hereto as Annex 1) owing by one or more Loan Parties to the seller of the Hamilton Acquisition and not more than $8,400,000 may be paid in cash; (c) after giving effect to the waiver of the Pro Forma Leverage Requirement set forth in Section 3 above, the Borrower has satisfied all requirements for the Hamilton Acquisition to qualify as a Permitted Acquisition under the Credit Agreement; and (d) the Borrower shall have delivered to Administrative Agent updated Disclosure Schedules to the Credit Agreement and updated schedules to the Guaranty and Security Agreement, as applicable, each in form and substance reasonably acceptable to the Administrative Agent.

SECTION 5. Acknowledgement and Confirmation. Each of the Loan Parties party hereto hereby agrees that with respect to each Loan Document to which it is a party, after giving effect to this Agreement and the transactions contemplated hereunder:

(a)all of its obligations, liabilities and indebtedness under such Loan Document, including guarantee obligations, shall, except as expressly set forth herein or in the Credit Agreement, remain in full force and effect on a continuous basis; and

(b)all of the Liens and security interests created and arising under such Loan Document remain in full force and effect on a continuous basis, and the perfected status and priority to the extent provided for in the Loan Documents of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged as Collateral for the Obligations, to the extent provided in such Loan Documents.

SECTION 6. Conditions of Effectiveness of this Agreement. This Agreement shall become effective on the date when the following conditions shall have been satisfied or waived (such date, the “First Amendment Effective Date”):

(a)The Administrative Agent’s receipt of the following, each of which shall be originals or electronic copies (including “.pdf” or similar format and, to the extent required by the Administrative Agent followed promptly by originals) unless otherwise specified or otherwise not applicable, each properly executed by a Senior Officer of the signing Loan Party:

(i)    this Agreement, duly executed by Holdings, the Parent, the Borrower, the other Loan Parties existing as of the First Amendment Effective Date, the Administrative Agent, and the Lenders constituting the Required Lenders;

(ii)    a certificate of a Senior Officer of the Borrower certifying that (A) after giving effect to the amendments contained in Section 1 of this Agreement and the waivers contained in Section 3 of this Agreement, no Default exists immediately prior to, or will exist immediately after, giving effect to the transactions contemplated hereunder and (B) after giving effect to the amendments contained in Section 1 of this Agreement and the waivers contained in Section 3 of this Agreement, the representations and warranties of the Loan Parties contained in Section 8 of this Agreement, Article V of the Credit Agreement, and each other Loan Document, are true and correct in all material respects (or, in the case of any such representation and warranty that is subject to materiality or Material Adverse Effect qualifications, in all respects) on and as of the First Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or, in the case of any such representation and warranty that is subject to materiality or Material Adverse Effect qualifications, in all respects as of such earlier date); and

(iii)    the projections for the fiscal year of the Parent ending December 31, 2017 required by Section 6.1(c) of the Credit Agreement.

(b)Payment of a consent fee to each Lender that executes and returns a signature page to this Agreement at or prior to 5:00 p.m. Central Standard Time on March 3, 2017 equal to 0.25% of the Total Credit Exposure of such Lender after giving effect to this Agreement, in accordance with that certain first amendment fee letter dated as of February 14, 2017 by and between the Borrower and Compass Bank (the “Fee Letter”).

(c)Payment of (i) all reasonable and documented fees and expenses of the Administrative Agent and Compass Bank accrued through the date of this Agreement (including reasonable accrued legal fees and expenses, to the extent invoiced at least one Business Day prior to the First Amendment Effective Date, with respect to this Agreement and the Credit Agreement) and (ii) all fees due to Compass Bank to the extent required to be paid on the First Amendment Effective Date pursuant to the Fee Letter.

SECTION 7. Costs and Expenses. The Borrower hereby reconfirms its obligations under Section 10.4 of the Credit Agreement to make payments and reimbursements in accordance with the terms thereof (including with respect to this Agreement).

SECTION 8. Representations and Warranties. To induce the Administrative Agent and the other Lenders to enter into this Agreement, each Loan Party represents and warrants to the Administrative Agent and the other Lenders on and as of the First Amendment Effective Date (and after giving effect to the amendments contained in Section 1 of this Agreement and the waivers contained in Section 3 of this Agreement) that, in each case:

(a)the representations and warranties of the Loan Parties contained in Article V of the Credit Agreement and in each other Loan Document are true and correct in all material respects (or, in the case of any such representation and warranty that is subject to materiality or Material Adverse Effect qualifications, in all respects) on and as of the First Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or, in the case of any such representation and warranty that is subject to materiality or Material Adverse Effect qualifications, in all respects as of such earlier date); and

(b)no Default or Event of Default exists and is continuing immediately prior to or after giving effect to this Agreement.

SECTION 9.    Reference to and Effect on the Credit Agreement and the Loan Documents.

(a)On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “herein,” “hereto”, “hereof” and “hereunder” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Agreement.

(b)The Credit Agreement and each of the other Loan Documents, as specifically amended by this Agreement, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c)The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. Without limiting the generality of the foregoing, the Collateral Documents in effect immediately prior to the date hereof and all of the Collateral described therein in existence immediately prior to the date hereof do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this Agreement.

SECTION 10. Governing Law. THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 11. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.
BORROWER:

NORTHSTAR HEALTHCARE
ACQUISITIONS, L.L.C.

By:     __________________________________
Name:    Harry Fleming
Title:     Chief Executive Officer

Northstar Healthcare Acquisitions, L.L.C.
Amendment No. 1 to Credit Agreement and Waiver
Signature Pages
85667395

HOLDINGS:

NORTHSTAR HEALTHCARE HOLDINGS, INC.

By:     __________________________________
Name:    Harry Fleming
Title:     Chief Executive Officer

Northstar Healthcare Acquisitions, L.L.C.
Amendment No. 1 to Credit Agreement and Waiver
Signature Pages
85667395

PARENT:

NOBILIS HEALTH CORP.

By:     __________________________________
Name:    Harry Fleming
Title:     Chief Executive Officer

Northstar Healthcare Acquisitions, L.L.C.
Amendment No. 1 to Credit Agreement and Waiver
Signature Pages
85667395

LOAN PARTIES:

ATHAS ADMINISTRATIVE LLC

By:    Athas Health LLC, its sole member

By:     _____________________________
Name:    Harry Fleming
Title:     Chief Executive Officer

ATHAS HEALTH LLC

By:	Northstar Healthcare Subco, L.L.C., its sole member

By:     _____________________________
Name:    Harry Fleming
Title:     Chief Executive Officer

ATHAS HOLDINGS LLC

By:    Athas Health LLC, its sole member

By:     _____________________________
Name:    Harry Fleming
Title:     Chief Executive Officer

Northstar Healthcare Acquisitions, L.L.C.
Amendment No. 1 to Credit Agreement and Waiver
Signature Pages
85667395

BELLAIRE SURGICAL HOSPITAL
HOLDINGS, LLC

By:     _____________________________
Name:    Harry Fleming
Title:     Chief Executive Officer

Northstar Healthcare Acquisitions, L.L.C.
Amendment No. 1 to Credit Agreement and Waiver
Signature Pages
85667395

CENTRAL DALLAS MANAGEMENT, LLC

By:     _____________________________
Name:    Harry Fleming
Title:     Chief Executive Officer

CENTRAL MEDICAL SOLUTIONS LLC

By:     __________________________________
Name:    Harry Fleming
Title:     Chief Executive Officer

CHANDLER SURGERY CENTER, LLC

By:     __________________________________
Name:    Harry Fleming
Title:     Chief Executive Officer

CONCERTIS, LLC

By:     __________________________________
Name:    Harry Fleming
Title:     Chief Executive Officer

FIRST NOBILIS HOSPITAL, LLC

By:     __________________________________

Northstar Healthcare Acquisitions, L.L.C.
Amendment No. 1 to Credit Agreement and Waiver
Signature Pages
85667395

Name:    Harry Fleming
Title:     Chief Executive Officer

FIRST NOBILIS HOSPITAL MANAGEMENT,
LLC

By:     __________________________________
Name:    Harry Fleming
Title:     Chief Executive Officer

FIRST NOBILIS, LLC

By:     __________________________________
Name:    Harry Fleming
Title:     Chief Executive Officer

FIRST NOBILIS SURGICAL CENTER, LLC

By:     __________________________________
Name:    Harry Fleming
Title:     Chief Executive Officer

HERMANN DRIVE SURGICAL HOSPITAL,
LP
By:    Northstar Healthcare General Partner,
L.L.C., its sole general partner

Northstar Healthcare Acquisitions, L.L.C.
Amendment No. 1 to Credit Agreement and Waiver
Signature Pages
85667395

By:     _____________________________
Name:    Harry Fleming
Title:     Chief Executive Officer

KUYKENDAHL ROAD SURGICAL
HOSPITAL, LLC

By:     __________________________________
Name:    Harry Fleming
Title:     Chief Executive Officer

MARSH LANE SURGICAL HOSPITAL, LLC

By:     __________________________________
Name:    Harry Fleming
Title:     Chief Executive Officer

MPDSC, LLC

By:     __________________________________
Name:    Harry Fleming
Title:     Chief Executive Officer

Northstar Healthcare Acquisitions, L.L.C.
Amendment No. 1 to Credit Agreement and Waiver
Signature Pages
85667395

NOBILIS HEALTH MARKETING, LLC

By:     __________________________________
Name:    Harry Fleming
Title:     Chief Executive Officer

NOBILIS SURGICAL ASSIST, LLC

By:     __________________________________
Name:    Harry Fleming
Title:     Chief Executive Officer

NOBILIS VASCULAR HOLDING COMPANY, LLC

By:     __________________________________
Name:    Harry Fleming
Title:     Chief Executive Officer

NOBILIS VASCULAR TEXAS, LLC

By:     __________________________________
Name:    Harry Fleming
Title:     Chief Executive Officer

NORTHSTAR HEALTHCARE GENERAL PARTNER, L.L.C.

By:     __________________________________

Northstar Healthcare Acquisitions, L.L.C.
Amendment No. 1 to Credit Agreement and Waiver
Signature Pages
85667395

Name:    Harry Fleming
Title:     Chief Executive Officer

NORTHSTAR HEALTHCARE LIMITED
PARTNER, L.L.C.

By:     __________________________________
Name:    Harry Fleming
Title:     Chief Executive Officer

Northstar Healthcare Acquisitions, L.L.C.
Amendment No. 1 to Credit Agreement and Waiver
Signature Pages
85667395

NORTHSTAR HEALTHCARE
MANAGEMENT COMPANY, LLC

By:    Northstar Healthcare Acquisitions,
L.L.C., its sole member

By:     _____________________________
Name:    Harry Fleming
Title:     Chief Executive Officer

NORTHSTAR HEALTHCARE SUBCO, L.L.C.

By:     __________________________________
Name:    Harry Fleming
Title:     Chief Executive Officer

NORTHSTAR HEALTHCARE SURGERY
CENTER – HOUSTON, LLC

By:    Northstar Healthcare Acquisitions, L.L.C.,
its sole member

By:     ____________________________
Name:    Harry Fleming
Title:     Chief Executive Officer

NORTHSTAR HEALTHCARE SURGERY

Northstar Healthcare Acquisitions, L.L.C.
Amendment No. 1 to Credit Agreement and Waiver
Signature Pages
85667395

CENTER – SCOTTSDALE, LLC

By:    Northstar Healthcare Acquisitions,
L.L.C., its sole manager

By:     _____________________________
Name:    Harry Fleming
Title:     Chief Executive Officer

ORACLE SURGERY CENTER, LLC

By:     __________________________________
Name:    Harry Fleming
Title:     Chief Executive Officer

Northstar Healthcare Acquisitions, L.L.C.
Amendment No. 1 to Credit Agreement and Waiver
Signature Pages
85667395

PEAK NEUROMONITORING ASSOCIATES –
TEXAS II, LLC

By:     __________________________________
Name:    Harry Fleming
Title:     Chief Executive Officer

PEAK SURGEON INNOVATIONS, LLC

By:     __________________________________
Name:    Harry Fleming
Title:     Chief Executive Officer

PERIMETER ROAD SURGICAL HOSPITAL,
LLC

By:     __________________________________
Name:    Harry Fleming
Title:     Chief Executive Officer

PHOENIX SURGERY CENTER, LLC

By:     __________________________________
Name:    Harry Fleming
Title:     Chief Executive Officer

PREMIER HEALTH SPECIALISTS, LLC

By:     __________________________________
Name:    Harry Fleming

Title:     Chief Executive Officer

SOUTHWEST FREEWAY SURGERY
CENTER, LLC

By:     __________________________________
Name:    Harry Fleming
Title:     Chief Executive Officer

SOUTHWEST FREEWAY SURGERY
CENTER MANAGEMENT, LLC

By:     __________________________________
Name:    Harry Fleming
Title:     Chief Executive Officer

SOUTHWEST HOUSTON SURGICAL
ASSIST, LLC

By:     __________________________________
Name:    Harry Fleming
Title:     Chief Executive Officer

THE PALLADIUM FOR SURGERY –
DALLAS, LTD.

By:    Northstar Healthcare General Partner,
L.L.C., its sole general partner

By:     _____________________________
Name:    Harry Fleming
Title:     Chief Executive Officer

THE PALLADIUM FOR SURGERY –
HOUSTON, LTD.

By:     __________________________________
Name:    Harry Fleming
Title:     Chief Executive Officer

COMPASS BANK
as Administrative Agent, LC Issuing Lender and Swingline Lender

By:     __________________________________
Name:    Latrice Tubbs
Title:     Its Duly Authorized Signatory

COMPASS BANK, as Lender

By:     __________________________________
Name:    Latrice Tubbs
Title:     Its Duly Authorized Signatory

LEGACYTEXAS BANK,
as a Lender and LC Issuing Lender

By:     __________________________________
Name:    Lindsey Burris
Title:     Assistant Vice President

LENDERS:

BANK OF AMREICA, N.A.,
as a Lender

By:     __________________________________
Name:    Megan Cobb
Title:     Vice President

FRANKLIN SYNERGY BANK,
as a Lender

By:     __________________________________
Name:    Lisa Fletcher
Title:     SVP

BOKF, NA dba Bank of Texas
as a Lender

By:     __________________________________
Name:    Matt Robertson
Title:     Vice President

FIRST TENNESSEE BANK,
as a Lender

By:     __________________________________
Name:    Grier Powers
Title:     SVP

Annex 1

Subordinated Indebtedness Note

3717753.1
NOBILIS DRAFT
3717753.1
THE SECURITIES REFERENCED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.
CONVERTIBLE PROMISSORY NOTE
$5,000,000    January 23, 2017
Houston, Texas, United States
For value received, Nobilis Vascular Texas, LLC, a Texas limited liability company (the “Maker”), promises to pay to Carlos R. Hamilton III, M.D. or other such designated payee (the “Holder”), the principal sum of Five Million Dollars ($5,000,000). Interest shall accrue from the date of this Note on the unpaid principal amount at a simple rate equal to five percent (5%) per annum. This Note is issued pursuant to that certain Asset Purchase Agreement dated January 6, 2017, by and among Buyer, NHC, Holder, and Sellers (the “Purchase Agreement”). Capitalized terms not otherwise defined herein have the meaning given them in the Purchase Agreement. This Note is subject to the following terms and conditions.
1.Installments. Principal under this Note shall be payable in two (2) equal installments, each of which shall be Two Million Five Hundred Thousand Dollars ($2,500,000), the first of which shall be due and payable on the first anniversary of the date of this Note and the second of which shall be due and payable on the second anniversary of this Note (collectively, the “Installment Dates”). Subject to Sections 3, 4, and 7 below, interest shall accrue on this Note and shall be due and payable on each Installment Date.
2.Final Maturity Date. The Final Maturity Date shall be the earlier of the second Installment Date specified above or the date upon which all remaining principal owing under this Note is paid in full.
3.Conversion Option. On the Installment Dates, the then outstanding principal (but excluding accrued and unpaid interest under this Note) (the “Conversion Amount”) may be converted, at the sole discretion of Maker, into such number of shares of NHC’s Common Stock, traded on the NYSE, equal to the quotient obtained by dividing the Conversion Amount by the volume weighted average price of NHC’s Common Stock traded on the NYSE in the trailing ten (10) trading days prior to the applicable Installment Date. Notwithstanding the above, if NHC’s Common Stock is not at the time of conversion listed for trading on the NYSE, if NHC has received notice from the NYSE that NHC is not in compliance with one or more continuing listing standards for trading on the NYSE, or if NHC has taken any action to delist the Common Stock from the NYSE, then NHC’s right to convert under this Note shall terminate. Moreover, Maker’s above conversion option shall not be exercisable if an Event of Default occurs (as defined below).
4.Mechanics and Effect of Conversion. Maker shall notify the Holder in writing at least five (5) Business Days prior to the Installment Dates as to whether Maker will exercise the Conversion Option in Section 3 above. No fractional shares of NHC’s Common Stock will be issued upon conversion of this Note. In lieu of any fractional share to which the Holder would otherwise be entitled, NHC will pay to the Holder in cash the amount of the unconverted principal balance of this Note that would otherwise be converted into such fractional share. Upon conversion of this Note, the Holder shall surrender this Note, duly endorsed, at the principal offices of NHC or any transfer agent of NHC. At its expense, NHC will, as soon as practicable thereafter, issue the number of shares to which such Holder is entitled upon such conversion, including a check payable to the Holder for any cash amounts payable as described herein, and shall deliver to such Holder, at such principal office, a certificate or certificates for the number of shares to which such Holder is entitled upon such conversion. Upon full conversion of this Note, the Maker will be forever released from all of its obligations and liabilities under this Note with regard to that portion of the principal amount being converted including without limitation the obligation to pay such portion of the principal amount. Upon conversion of the principal amount of this Note into NHC’s Common Stock, any interest accrued on this Note shall be immediately paid to the Holder.
5.Payment; Prepayment. All payments shall be made in lawful money of the United States of America at such place as the Holder hereof may from time to time designate in writing to the Maker. Payment shall be credited first to the accrued interest then due and payable and the remainder shall be applied to principal. Maker may prepay this Note at any time without penalty.
6.Stockholders, Officers and Directors Not Liable. In no event shall any stockholder, officer or director of the Maker, Company, or NHC be liable for any amounts due or payable pursuant to this Note.
7.Default; Remedies.
(a)The occurrence of any one or more of the following events with respect the Maker shall constitute an event of default hereunder (“Event of Default”):
(i)If Maker shall fail to pay when due any payment of principal or interest on this Note.
(ii)If, pursuant to or within the meaning of the United States Bankruptcy Code, any other federal, state, or analogous Canadian law relating to insolvency or relief of debtors (a “Bankruptcy Law”), the Maker shall (A) commence a voluntary case or proceeding, (B) consent to the entry of an order for relief against it in an involuntary case, (C) consent to the appointment of a trustee, receiver, assignee, liquidator or similar official, (D) make an assignment for the benefit of its creditors, or (E) admit in writing its inability to pay its debts as they become due.
(iii)If a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (A) is for relief against the Maker in an involuntary case, (B) appoints a trustee, receiver, assignee, liquidator or similar official for the Maker, or substantially all of their respective properties, or (C) orders the liquidation of the Maker, and in each case the order or decree is not dismissed within sixty (60) days.
(b)The Maker shall notify the Holder in writing no more than five (5) days after the occurrence of any Event of Default of which the Maker has actual knowledge.
(c)Upon the occurrence of an Event of Default hereunder, the Holder may, at its option, (i) by written notice to Maker, declare the entire unpaid principal balance of this Note, together with all accrued interest thereon, immediately due and payable regardless of any prior forbearance and (ii) exercise any and all rights and remedies available to it under applicable law, including, without limitation, the right to collect from Maker all sums due under this Note, including, without limitation, reasonable attorneys’ fees.
8.Interest Rate Limitation. Notwithstanding anything to the contrary contained in this Note or the Purchase Agreement, the interest paid or agreed to be paid under this Note shall not exceed the maximum rate of non-usurious interest permitted by applicable law (the “Maximum Rate”). If the Holder shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal remaining owed under this Note or, if it exceeds such unpaid principal, refunded to the Maker. In determining whether the interest contracted for, charged, or received by the Holder exceeds the Maximum Rate, the Holder may, to the extent permitted by applicable law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of this Note.
9.Loss of Note. Upon receipt by Maker of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Note or any Note exchanged for it, and indemnity satisfactory to Maker (in case of loss, theft or destruction) or surrender and cancellation of such Note (in the case of mutilation), Maker will make and deliver in lieu of such Note a new Note of like tenor.
10.Subordination.
(a)Definitions: For purposes of this Section 10:
(i)“Bankruptcy Code” shall mean Title 11 of the United States Code, as amended from time to time, and any successor statute and all rules and regulations promulgated thereunder.
(ii)“Payment in Full” shall mean with respect to Senior Indebtedness that: (a) all of such Senior Indebtedness (other than contingent indemnification or reimbursement obligations not yet due and payable or with respect to which a claim has not yet been asserted, (ii) obligations under any Secured Hedge Agreements (as defined in the Senior Financing Agreement) that (A) at the time of determination, are allowed by the Person to whom such obligations are owing to remain outstanding and are not required to be repaid or cash collateralized pursuant to the provisions of the Secured Hedge Agreement or any other document governing such obligation or (B) are intended to be rolled into a refinancing or replacement (in whole or in part) of the Senior Indebtedness (other than obligations under a Secured Hedge Agreement) and (iii) obligations not yet due and payable with respect to letters of credit issued pursuant to the Senior Financing Agreement and applicable Senior Debt Documents (it being understood that such obligations include interest, fees, charges, costs and expenses that accrue in respect of undrawn or drawn letters of credit)) has been paid in full in cash, (b) no Person has any further right to obtain any loans, letters of credit or other extensions of credit under the Senior Financing Agreement and any applicable Senior Debt Documents, and (c) any and all letters of credit issued under the Senior Financing Agreement and any applicable Senior Debt Documents have been cancelled and returned (or backed by standby letters of credit (issued by a bank, and in form and substance, acceptable to the administrative agent) or cash collateralized, in each case in the

Minimum Cash Collateral Amount required by and in accordance with the terms of the Senior Financing Agreement and such applicable Senior Debt Documents).
(iii)“Proceeding” shall mean any voluntary or involuntary insolvency, bankruptcy, receivership, custodianship, liquidation, dissolution, reorganization, assignment for the benefit of creditors, appointment of a custodian, receiver, trustee or other officer with similar powers or any other proceeding for the liquidation, dissolution or other winding up of a Person.
(iv)“Senior Indebtedness” shall mean all Obligations under and as defined in the Senior Financing Agreement, including, without limitation, the principal amount of all debts, claims and indebtedness, accrued and unpaid interest or premium, if any, all fees, costs and expenses, whether primary, secondary, direct, contingent, fixed or otherwise, and all other amounts at any time due or payable under the Senior Financing Agreement, and any renewal, extension or refinancing thereof, whether before or after the filing of a Proceeding under the Bankruptcy Code together with any interest, fees, costs and expenses accruing thereon after the commencement of a Proceeding, without regard to whether or not such interest, fees, costs and expenses are an allowed claim in such Proceeding.
(v)“Senior Debt Documents” shall mean the Senior Financing Agreement and the other Loan Documents (as defined in the Senior Financing Agreement), as the same may be amended, amended and restated, supplemented or otherwise modified from time to time.
(vi)“Senior Lenders” means Compass Bank, each other lender party to the Senior Financing Agreement, and each of their respective successors and assigns.
(b)Subordination. Each of the parties hereto hereby agrees, notwithstanding anything to the contrary contained herein or in any other documents related to this Note, that the payment of any and all of the indebtedness evidenced by this Note (including the principal hereof and interest hereon) shall be subordinated and junior in right and time of payment and exercise of remedies to the prior Payment in Full of the Senior Indebtedness of Northstar Healthcare Acquisitions, L.L.C. (hereinafter, the “Borrower”), and the other Loan Parties (as defined in the Senior Financing Agreement, defined below, including the Maker; collectively, the “Debtors”) in all respects. Each Holder acknowledges and agrees that payments under this Note may only be made by the Maker to the extent permitted under that certain Credit Agreement, dated as of October 28, 2016 (as may from time to time be amended, restated, supplemented or otherwise modified, the “Senior Financing Agreement”), by and among the Borrower, NHC, Northstar Healthcare Holdings, Inc., a Delaware corporation, the other Debtors from time to time party thereto, each lender from time to time party thereto, and Compass Bank in its individual capacity and as administrative agent. Notwithstanding anything to the contrary contained in this Note, (i) no payments may be made on this Note if, before or after giving effect thereto, any Event of Default (as such term is defined in the Senior Financing Agreement) exists under the Senior Financing Agreement and (ii) the parties acknowledge and agree that (1) Maker’s failure to make a payment of principal or interest when due under this Note at any time that such payment is prohibited under the terms of any Senior Indebtedness shall not constitute default or breach hereunder and (2) nothing herein shall be deemed to prohibit the exercise by a Holder of all powers, rights and remedies of such party hereunder. The parties hereby designate all Senior Lenders, from time to time, as intended third-party beneficiaries of this Note. Each holder of Senior Indebtedness, whether now outstanding or hereafter created, incurred, assumed or guaranteed, shall be deemed to have acquired Senior Indebtedness in reliance upon the provisions contained in this Note. The parties hereto and the holders of each Note and Senior Indebtedness intend that the subordination provisions set forth herein be enforceable in any Proceeding as a subordination agreement within the meaning of Section 510(a) of the Bankruptcy Code or any other applicable law.

11.Miscellaneous.
(a)Governing Law. The validity, interpretation, construction and performance of this Note, and all acts and transactions pursuant hereto and the rights and obligations of the Maker and Holder shall be governed, construed and interpreted in accordance with the laws of the state of Texas, without giving effect to principles of conflicts of law.
(b)Entire Agreement. This Note, together with the Purchase Agreement and the documents referred to therein, constitutes the entire agreement and understanding between the Maker and the Holder relating to the subject matter herein and supersedes all prior or contemporaneous discussions, understandings and agreements, whether oral or written between them relating to the subject matter hereof.
(c)Amendments and Waivers. Any term of this Note may be amended only with the written consent of the Maker and the Holder.
(d)Successors and Assigns. The terms and conditions of this Note shall inure to the benefit of and be binding upon the respective successors and assigns of the Maker and the Holder. Notwithstanding the foregoing, the Holder may not assign, pledge, or otherwise transfer this Note without the prior written consent of Maker, which shall not be unreasonably withheld, except Holder may assign, pledge, or transfer this Note without the prior written consent of Company or NHC, to Holder’s spouse, parents or children (“Holder’s Family”) or an entity controlled by Holder or Holder’s Family. Subject to the preceding sentence, this Note may be transferred only upon surrender of the original Note for registration of transfer, duly endorsed, or accompanied by a duly executed written instrument of transfer in form satisfactory to Maker. Thereupon, a new note for the same principal amount and interest will be issued to, and registered in the name of, the transferee. Interest and principal are payable only to the registered holder of this Note.
(e)Notices. Any notice, demand or request required or permitted to be given under this Note shall be in writing and shall be deemed sufficient when delivered in accordance with Section 9.2 of the Purchase Agreement.
(f)Counterparts. This Note may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and all of which together shall constitute one and the same instrument.
[Signature Page Follows]

3717753.1

IN WITNESS WHEREOF, Maker has executed this Convertible Promissory Note as of the date first set forth above.
THE Maker:
NoBILIS VASCULAR TEXAS, LLC
By:
(Signature)
Name: Harry Fleming

Title: Chief Executive Officer

AGREED TO AND ACCEPTED:
The holder:
CARLOS R. HAMILTON III, M.D.

By:
(Signature)
Name: Carlos R. Hamilton, M.D.